UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 27, 2018
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2485 Augustine Drive Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)

(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operation and Financial Condition.
Advanced Micro Devices, Inc. (the “Company”) is furnishing in Exhibit 99.1 consolidated statements of operations for 2016 and 2017, quarterly consolidated statements of operations for 2017, segment information for 2016 and 2017, quarterly segment information for 2017, consolidated balance sheets for 2016 and 2017, quarterly consolidated balance sheets for 2017, consolidated statements of cash flows - operating activities for 2016 and 2017, and quarterly consolidated statements of cash flows - operating activities for 2017, associated with the new accounting standard for revenue recognition, ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606 (“ASC 606”).

Item 7.01 Regulation FD Disclosure.
The Company adopted ASC 606 in the first quarter of 2018. The Company is furnishing Exhibit 99.1 as supplemental information regarding ASC 606.

To supplement the Company’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, the Company’s Exhibit 99.1 contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP research and development and marketing, general and administrative expenses, non-GAAP operating income (loss), non-GAAP interest expense, non-GAAP other income (expense), non-GAAP provision (benefit) for income taxes, non-GAAP net income (loss), non-GAAP earnings (loss) per share and free cash flow. The Company believes that the supplemental non-GAAP financial measures assist investors in comparing the Company's core performance by excluding items that it believes are not indicative of the Company’s underlying operating performance. The Company cautions investors to carefully evaluate the financial results calculated in accordance with GAAP and the supplemental non-GAAP financial measures and reconciliations. The Company’s non-GAAP financial measures are not intended to be considered in isolation and are not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K.
Forward Looking Statements.
This Current Report on Form 8-K, including its exhibits, contains “forward-looking” statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements reflect current expectations and projections about future events, including AMD’s expectations regarding its financial outlook for fiscal 2018, AMD’s focus on growing revenue and increasing profitability in fiscal 2018, and AMD's expected timing of the completion of deliverables for a development and intellectual property licensing agreement and the ability of AMD to recognize revenue under such agreement at the expected time, and thus involve uncertainty and risk. It is possible that future events may differ from expectations due to a variety of risks and other factors such as those described in AMD’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017, as filed with the U.S. Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K, including its exhibits, are based on certain assumptions and an analyses made in light of AMD’s experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. AMD does not intend to update any particular forward-looking statements contained in this Current Report on Form 8-K and its exhibits.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	AMD Adoption of ASC 606 Revenue Recognition Accounting Standard - February 27, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2018	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary